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Allstate Now Story

        On May 16 The Allstate Corporation will hold its annual shareholder meeting at the Bank One building in Chicago.

        Ed Liddy, chairman, president and CEO, will address shareholders, informing them about the state of the corporation and its direction. The meeting also provides an opportunity for shareholders to vote on four items of business.

        Prior to the annual meeting, shareholders will receive materials, including an annual report and a proxy statement with financial information and details about the items of business to be conducted.

        Employees and agents who hold stock through the profit-sharing fund can cast their vote via phone, over the Internet or by returning the voting instruction form through the mail. All voting instructions for shares held through profit sharing must be received by 5 p.m. (Eastern) on May 11.

        Northern Trust, the profit-sharing trustee, will have discretion to vote for any profit sharing participant who holds Allstate shares and fails to vote their shares by the deadline unless Northern Trust receives instructions for at least 50% of the shares held by participants in the fund. In that case, Northern will vote all unvoted shares in the same proportion as the Allstate shares for which instructions were received.

        "I urge all shareholders to vote," Liddy says. "It surprises me how many owners, especially employees and agents with a true stake in the company, simply do not exercise their right to vote their shares. If you don't exercise that voting right, then—by default—you essentially end up supporting the winning proposals, even if you don't agree with them."

Quarterly Communication Meeting / Newsbriefs

        Allstate is encouraging its employee shareholders to stand up and be counted. How? By exercising their voting rights prior to the annual meeting of The Allstate Corporation, which will be held in Chicago on May 16.

        All eligible shareholders can vote their shares on four proposals by telephone, Internet or mail. Employees holding stock through the Allstate profit sharing fund have until May 11th to vote their shares. Information on the proposals and voting procedures is included in The Allstate Corporation Notice of Annual Meeting and Proxy Statement, currently being distributed—with the annual report—to all shareholders.

        If employees own shares as profit sharing fund participants, but do not send their voting instructions to Northern Trust—the profit sharing fund trustee—Northern Trust will vote for them. And that vote may not reflect the employee's opinion.

Quarterly Communications Meeting / Ed Liddy

  •
  Let me briefly mention the annual meeting because it's coming up May 16. And because meeting materials have been mailed to shareholders. In fact, many of you who hold shares individually or through the profit-sharing plan may have received materials already.

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  I encourage you—as employees and as owners—to read the materials, to become even more familiar with our business and to vote your shares.

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  For example, the annual report shows how your company is an integral part of everyday life in Sacramento. It's one community representing thousands across the country where Allstate has made a difference through the decades.

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  Please also take time to read the entire proxy statement, rather than just checking the executive compensation, as I know some of you tend to do!

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  As stakeholders in the business, there are proposals in the proxy that are important to you. They can have some effect on you, other employees and agents. So I encourage you to learn more about our business and our beliefs by reading the proxy.

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  Finally, it is important that your exercise your right to vote your shares. You can vote in several ways: By phone, over the Internet or by returning your proxy card or voting instruction form through the mail.

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  If you hold stock through the profit sharing fund and you do not vote, then the profit sharing trustee—Northern Trust—will vote your shares for you. And Northern Trust's vote may or may not reflect your opinion.

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  If Northern receives voting instructions for at least 50% of the shares held by participants, then it will vote your unvoted shares in the same proportion as instructed for the shares that were voted.

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  So it's better to vote your own shares, just as you cast your own vote in a political election. It's the same principle. If you don't vote in a political contest, then by default you essentially voted for the winner. And you may not agree with the winner's agenda or beliefs.

Agency Gateway Message

        Allstate is encouraging employee and agent shareholders to stand up and be counted. How? By exercising your voting rights prior to the annual meeting of The Allstate Corporation, which will be held in Chicago on May 16.

        All eligible shareholders can vote their shares on four proposals by telephone, Internet or mail. Agents holding stock through the Allstate profit sharing fund will have until May 11th to vote those shares. Shares held through other means may be voted until May 15th. Information on the proposals and voting procedures is included in The Allstate Corporation Notice of Annual Meeting and Proxy Statement, currently being distributed—with the annual report—to all shareholders.

        If you own shares as a profit sharing fund participant, but do not send your voting instructions to Northern Trust—the profit sharing fund trustee—Northern Trust will vote for you as explained in the Proxy Statement. And that vote may not reflect your opinion.

Broadcast E-mail

To:	All Employees
From:	Ed Liddy

        With all the opportunities Americans are afforded to have their voices heard and their views known, it still surprises me how few citizens vote in national, state and local elections. And likewise how many owners of publicly traded companies like Allstate pass up the chance to vote their shares.

        So as The Allstate Corporation annual meeting approaches May 16, I'd like to remind you and encourage you—if you own Allstate stock—to read the annual report and the proxy statement you received. Learn more about our business and our goals. Then vote your shares for or against the proposals on the table this year.

        If you own shares as a profit-sharing plan participant, but do not send your voting instruction to Northern Trust—the profit sharing trustee—then Northern Trust will vote for you as explained in the proxy statement. And its vote may not reflect your opinion. So it's better to cast your own ballot just as you would in a national, state or local election. The principle is the same. If you do not vote in a political contest then—by default—you essentially voted for the winner. And you may not agree with the winner's agenda or beliefs.

        Once you've evaluated the merits of the four items of business, voting is quick and easy. Just review the instructions in the annual meeting materials you received and choose the voting method most convenient for you: phone, Internet or U.S. mail.

        Thank you for caring so much about your investment in Allstate and about the future of your company.

E-mail reminder text

        This is a final reminder for employees who hold Allstate stock through the profit sharing fund. The deadline for voting your shares is 5 p.m. eastern time, Saturday, May 11th.

        As employees and shareholders of the company, you have a direct stake in Allstate's future. So review the annual meeting materials you received and vote for or against the proposals that are on the table this year. It only takes a minute. You can vote online, by phone or through the mail.

        If you already acted, thank you for voting your shares. Informed and involved employees help shape the company's future.